================================================================================
                                  SCHEDULE 14A
                     Information Required in Proxy Statement

                            Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         MassMutual Corporate Investors
                         ------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       1)  Title of each class of securities to which transaction applies:
       -------------------------------------------------------------------------
       2)  Aggregate number of securities to which transaction applies:
       -------------------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
       -------------------------------------------------------------------------
       4)  Proposed maximum aggregate value of transaction:
       -------------------------------------------------------------------------
       5)  Total fee paid:
       -------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
================================================================================

                         MassMutual Corporate Investors
                        Springfield, Massachusetts 01115

                            NOTICE OF ANNUAL MEETING
                                 OF SHAREHOLDERS
                                       AND
                                 PROXY STATEMENT


                                      TIME
                             Friday, April 21, 2006
                                  at 2:00 p.m.


                                      PLACE
                                    Oak Room
                              Massachusetts Mutual
                             Life Insurance Company
                                1295 State Street
                        Springfield, Massachusetts 01111


--------------------------------------------------------------------------------
   Please date, fill in and sign the enclosed proxy card and mail it in the enclosed return envelope which requires no postage if mailed in the United States.
--------------------------------------------------------------------------------

                         MASSMUTUAL CORPORATE INVESTORS
                           Springfield, Massachusetts


Dear Shareholder:

      The 2006 Annual Meeting of Shareholders of MassMutual Corporate Investors (the "Trust") will be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, at 2:00 p.m., Eastern Time, on Friday, April 21, 2006. A Notice and a Proxy Statement regarding the meeting, a proxy card for your vote at the meeting, and a postage prepaid envelope in which to return your proxy card are enclosed.

      BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD YOU CAN HELP THE TRUST AVOID THE EXPENSE OF SENDING FOLLOW-UP LETTERS TO OBTAIN THE ATTENDANCE OF A MAJORITY OF THE OUTSTANDING SHARES. You are earnestly requested to sign and return the proxy card in order that the necessary quorum may be represented at the meeting. If you later find that you can be present in person, you may, if you wish, revoke your proxy then and vote your shares in person.

      At the meeting, shareholders will be asked to elect two Trustees. The Board of Trustees and the Nominating Committee of the Board of Trustees recommend that shareholders elect the nominated Trustees.

      I look forward to your attendance at this meeting because it will provide us with an opportunity to inform you about the progress of the Trust.


                                              Sincerely,

                                              /s/ Roger W. Crandall
                                              -------------------------------
                                              Roger W. Crandall
                                              Chairman

                         MASSMUTUAL CORPORATE INVESTORS
                    Notice of Annual Meeting of Shareholders

To the Shareholders of MassMutual Corporate Investors:

The Annual Meeting of Shareholders of MassMutual Corporate Investors (the "Trust") will be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 21, 2006, at 2:00 p.m., Eastern Time, for the following purposes:

      (1) to elect Roger W. Crandall and Martin T. Hart as Trustees for three-year terms, and until their respective successors are duly elected and qualified; and

      (2) to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      Holders of record of the shares of the Trust at the close of business on February 21, 2006, are entitled to vote at the meeting or any adjournment thereof.



                                          By order of the
                                          Board of Trustees,

                                          /s/ Stephen L. Kuhn
                                          ------------------------------
                                          Stephen L. Kuhn
                                          Vice President and Secretary



Springfield, Massachusetts
March 1, 2006

                                 PROXY STATEMENT
                                     GENERAL

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of MassMutual Corporate Investors (the "Trust") for use at the Annual Meeting of its Shareholders, to be held in the Oak Room of Massachusetts Mutual Life Insurance Company ("MassMutual"), 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 21, 2006, at 2:00 p.m., Eastern Time.

      Any person giving a proxy has power to revoke it by mail or in person at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained therein.

      This Proxy Statement and the accompanying letter to shareholders from the Chairman of the Board of Trustees, Notice of Annual Meeting of Shareholders, and proxy card are being mailed on or about March 1, 2006, to shareholders of record on February 21, 2006, the record date. The Trust's principal business office is MassMutual Corporate Investors, c/o Babson Capital Management LLC ("Babson Capital"), 1500 Main Street, Suite 600, Springfield, Massachusetts 01115.

      Holders of common shares of the Trust ("shares") of record at the close of business on February 21, 2006 will be entitled to one vote per share on all business of the meeting and any adjournments. There were 9,099,688 shares outstanding on the record date. To the best knowledge of the Trust, MassMutual is the only beneficial owner of more than 5% of the outstanding shares of the Trust. MassMutual may be deemed a beneficial owner of more than 5% of the outstanding shares of the Trust by reason of its owning a $20,000,000 Senior Fixed Rate Convertible Note due November 15, 2007 (the "Note") issued by the Trust. MassMutual, at its option, can convert the principal amount of the Note into shares. The dollar amount of principal would be converted into an equivalent dollar amount of shares based upon the average price of the shares for ten business days prior to the notice of conversion.

      Pursuant to the Trust's By-Laws, the presence at the Annual Meeting, in person or by proxy, of shareholders entitled to cast a majority of the votes shall be a quorum for the transaction of business. A plurality of votes cast is required to elect Trustees. Thus, the two nominees for election as Trustees at the Annual Meeting who receive the greatest number of votes properly cast for the election of trustees shall be elected Trustees.

      Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by the Trust to act as election inspectors for the meeting. The election inspectors will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The election inspectors will count shares represented by proxies that withhold authority to vote for a nominee for election as a Trustee or that reflect abstentions or "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not exercise the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees, abstentions and broker non-votes have no effect on the outcome of the proposal so long as a quorum is present.

                            (1) ELECTION OF TRUSTEES

      The Board of Trustees is currently comprised of eight Trustees with terms expiring in 2006, 2007, and 2008. The terms of Roger W. Crandall and Martin T. Hart expire this year. The Trust's Nominating Committee nominated Mr. Hart for re-election as an independent Trustee to the Board of Trustees for a three-year term. Upon the recommendation of the Nominating Committee, the Board of Trustees nominated Mr. Crandall for election to the Board of Trustees for a three-year term. Mr. Crandall was appointed as a Trustee and elected Chairman of the Board of Trustees in 2005 to fill the vacancy created by the resignation of Stuart H. Reese. All nominees, if elected, are to serve their respective terms, and until each of their successors is duly elected and qualified.

INFORMATION CONCERNING TRUSTEES, NOMINEES FOR TRUSTEE AND OFFICERS OF THE TRUST

      Set forth below after the name of each nominee for Trustee and for each Trustee whose term will continue after this meeting, is his or her present office with the Trust; age; term of office and length of such term served; principal occupation during the past five years; certain other of the Trustees' directorships; and certain other information required to be disclosed in this Proxy Statement. Also, set forth below is a list of the Trust's Executive Officers, with his or her position with the Trust, term of office and length of such term served, and principal occupation or employment for the past five years.

      For purposes of the following Trustee tables, the term "fund complex" includes the Trust, MassMutual Participation Investors, MassMutual Premier Funds, MML Series Investment Fund, MML Series Investment Fund II, and MassMutual Select Funds.

                               INTERESTED TRUSTEES

                           POSITION     OFFICE TERM/        PRINCIPAL         PORTFOLIOS
       NAME (AGE)          WITH THE      LENGTH OF    OCCUPATION(S) DURING    OVERSEEN IN
        ADDRESS              FUND       TIME SERVED        PAST 5 YEARS       FUND COMPLEX   OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
ROGER W. CRANDALL*(41)   Trustee        3 years/      Executive Vice                2        Trustee, Chairman (since 2005),
                         (since 2005)   7 months**    President and Chief                    President (2003-2005), and Vice
Massachusetts Mutual     Chairman       1 year/       Investment Officer                     President (2002-2003) of the Trust;
Life Insurance Company   (since 2005)   7 months***   (since 2005) of                        Director (since 2004), Babson Capital
1295 State Street                                     MassMutual; and                        Europe Limited (an institutional
Springfield, MA 01111                                 Chairman (since 2005),                 debt-fund manager); Director (since
                                                      Vice Chairman (2005),                  2005), Babson Capital Japan KK (a
NOMINEE                                               Member of the Board                    Japanese registered investment
FOR TRUSTEE                                           of Managers (since                     adviser); Non-Executive Director (since
                                                      2004), Director (2003-                 2005), Baring Asset Management Limited
                                                      2004), and Managing                    (an investment manager/adviser);
                                                      Director of Babson                     Chairman (since 2005), Cornerstone Real
                                                      Capital (2000-2005).                   Estate Advisers LLC (an investment
                                                                                             adviser); Director (since 1996), HYP
                                                                                             Management LLC (LLC manager); Director
                                                                                             (since 2003), MassMutual Corporate
                                                                                             Value Partners Limited (investment
                                                                                             company); Director (since 2003),
                                                                                             MassMutual Corporate Value Limited
                                                                                             (investment company); Director (since
                                                                                             2005), MassMutual Holdings (Bermuda)
                                                                                             Ltd. (holding company); Director (since
                                                                                             2005), MassMutual Holding MSC, Inc.
                                                                                             (holding company); Director (since
                                                                                             1996), MMHC Investment LLC (investment
                                                                                             company); Director (since 2004), MML
                                                                                             Assurance, Inc. (a New York Insurance
                                                                                             Company); Director (since 2005),
                                                                                             Oppenheimer Acquisition Corp. (holding
                                                                                             company); Director (since 2004),
                                                                                             Jefferies Babson Finance LLC (a joint
                                                                                             venture between Jefferies Group Inc.
                                                                                             and Babson Capital); Director (since
                                                                                             2004), Great Lakes LLC (investment
                                                                                             company); Director (since 1999), SAAR
                                                                                             Holdings CDO Ltd. (investment company);
                                                                                             Trustee (since 2003), President (2003-
                                                                                             2005), and Chairman (since 2005), MMCI
                                                                                             Subsidiary Trust and MMPI Subsidiary
                                                                                             Trust; and Trustee (since 2005),
                                                                                             Chairman (since 2005), President
                                                                                             (2003-2005), and Vice President (2002-
                                                                                             2003) of MassMutual Participation
                                                                                             Investors (closed-end investment
                                                                                             company advised by Babson Capital).

  *Mr. Crandall is an "interested person" of the Trust and Babson Capital (as defined by the 1940 Act) because of his position as an Officer of the Trust; an executive officer of MassMutual; and Chairman and Member of the Board of Managers of Babson
   Capital.
 **Mr. Crandall was appointed to the Board of Trustees on July 15, 2005 to fill the vacant seat created by the resignation of
   Stuart H. Reese, the term of which expires in 2006.
***Mr. Crandall was elected Chairman of the Board of Trustess on July 15, 2005.

                               INTERESTED TRUSTEES


                           POSITION     OFFICE TERM/        PRINCIPAL         PORTFOLIOS
       NAME (AGE)          WITH THE      LENGTH OF    OCCUPATION(S) DURING    OVERSEEN IN
        ADDRESS              FUND       TIME SERVED        PAST 5 YEARS       FUND COMPLEX   OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. JOYAL*(61)     Trustee        3 years/1     President (2001-2003),       33        President (1999-2003) and Trustee
                         (since 2003)   year, 10      Managing Director                      (since 2003) of the Trust; Director
MassMutual Corporate                    months        (2000-2001), and                       (since 2006), Jefferies Group Inc.
Investors                                             Executive Director                     (global investment bank and
1500 Main Street                                      (1999-2000) of Babson                  institutional securities firm);
Suite 600                                             Capital; and Executive                 Director (since 2005), York Enhanced
Springfield, MA 01115                                 Director (1997-1999)                   Strategies Fund (a closed-end
                                                      of MassMutual.                         investment company); Director (since
                                                                                             2003), Pemco Aviation Group, Inc.
                                                                                             (aircraft maintenance and overhaul);
                                                                                             Trustee (since 2003), MassMutual Select
                                                                                             Funds, formerly MassMutual
                                                                                             Institutional Funds, (an open-end
                                                                                             investment company advised by
                                                                                             MassMutual); Trustee (since 2003), MML
                                                                                             Series Investment Fund (an open-end
                                                                                             investment company advised by
                                                                                             MassMutual); Trustee (1998-2003),
                                                                                             Senior Vice President (1998-2001), and
                                                                                             President (2001-2003), MMCI Subsidiary
                                                                                             Trust and MMPI Subsidiary Trust; and
                                                                                             President (1999-2003), Trustee (since
                                                                                             2003), MassMutual Participation
                                                                                             Investors (closed-end investment
                                                                                             company advised by Babson Capital).


*Mr. Joyal retired as President of Babson Capital in June 2003. He continues to serve as a director or trustee of several entities affiliated with MassMutual, Babson Capital's indirect parent company. Accordingly, the Trust classifies Mr. Joyal as an "interested person" of the Trust and Babson Capital (as defined by the 1940 Act).

                               INTERESTED TRUSTEES

                           POSITION     OFFICE TERM/        PRINCIPAL         PORTFOLIOS
       NAME (AGE)          WITH THE      LENGTH OF    OCCUPATION(S) DURING    OVERSEEN IN
        ADDRESS              FUND       TIME SERVED        PAST 5 YEARS       FUND COMPLEX   OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL H. BROWN(49)     Trustee        3 years/7     Private Investor;             2        Trustee (since 2005), MassMutual
                         (since 2005)   months*       and Managing Director                  Participation Investors (a closed-end
MassMutual Corporate                                  (1994-2005),                           investment company advised by Babson
Investors                                             Morgan Stanley.**                      Capital).
1500 Main Street
Suite 600
Springfield, MA 01115














*Mr. Brown was elected by the Board of Trustees to fill a newly created board seat on July 15, 2005.

**Prior to his election as a Trustee of the Trust, Mr. Brown was an employee of Morgan Stanley. During 2003 and 2004, Mr.
  Brown's business line served as placement agent for two funds of collateralized loan obligations advised by Babson Captial for which Morgan Stanley was paid less than $15 million in placement agency fees.

                               INTERESTED TRUSTEES

                           POSITION     OFFICE TERM/        PRINCIPAL         PORTFOLIOS
       NAME (AGE)          WITH THE      LENGTH OF    OCCUPATION(S) DURING    OVERSEEN IN
        ADDRESS              FUND       TIME SERVED        PAST 5 YEARS       FUND COMPLEX   OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
JACK A. LAUGHERY(71)     Trustee        3 years/10    President and Partner         2        Director (since 1993), Papa John's
                         (since 1996)   months        (since 1996), Laughery                 International (food service companies);
MassMutual Corporate                                  Investments (private                   and Trustee (since 1996), MassMutual
Investors                                             investments).                          Participation Investors (closed-end
1500 Main Street                                                                             investment company advised by Babson
Suite 600                                                                                    Capital).
Springfield, MA 01115



CORINE T. NORGAARD(68)   Trustee        3 years/10    President, (2004-2005),      32        Trustee (since 2005), MML Series
                         (since 1998)   months        Thompson Enterprises                   Investment Fund II (an open-end
MassMutual Corporate                                  Real Estate Investment;                investment company advised by
Investors                                             and Dean (1996-2004),                  MassMutual); Trustee (since 2004),
1500 Main Street                                      Barney School of                       MassMutual Premier Funds, formerly The
Suite 600                                             Business, University of                DLB Fund Group (an open-end investment
Springfield, MA 01115                                 Hartford.                              company advised by MassMutual); Trustee
                                                                                             (since 1993), ING Series Fund
                                                                                             (investment company); Director (since
                                                                                             1992), ING Variable Series Fund; and
                                                                                             Trustee (since 1998), MassMutual
                                                                                             Participation Investors (a closed-end
                                                                                             investment company advised by Babson
                                                                                             Capital).

                               INTERESTED TRUSTEES

                           POSITION     OFFICE TERM/        PRINCIPAL         PORTFOLIOS
       NAME (AGE)          WITH THE      LENGTH OF    OCCUPATION(S) DURING    OVERSEEN IN
        ADDRESS              FUND       TIME SERVED        PAST 5 YEARS       FUND COMPLEX   OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
DONAL E. BENSON*(75)     Trustee        3 years/1     Executive Vice President      2        Director (since 1997), MAIR Holdings,
                         (since 1986)   year, 10      and Director (since 1992),             Inc. (commuter airline holding
MassMutual Corporate                    months        Marquette Financial                    company); Director (since 1997),
Investors                                             Companies (financial                   National Mercantile Bancorp (bank
1500 Main Street                                      services); Partner (since              holding company); and Trustee (since
Suite 600                                             1996), Benson Family                   1988), MassMutual Participation
Springfield, MA 01115                                 Limited Partnership No. 1              Investors (closed-end investment
                                                      and Benson Family                      company advised by Babson Capital).
                                                      Limited Partnership No. 2
                                                      (investment partnerships);
                                                      and Partner (1987-2004),
                                                      Benson, Pinckney, Oates
                                                      Partnership (building
                                                      partnership).



DONALD GLICKMAN(72)      Trustee        3 years/1     Chairman (since 1992),        2        Director (since 1984), Monro Muffler
                         (since 1992)   year, 10      Donald Glickman and                    Brake, Inc. (automobile repair
MassMutual Corporate                    months        Company, Inc.                          service); Director (since 1998), MSC
Investors                                             (investment banking);                  Software Corp. (simulation software);
1500 Main Street                                      and Partner (since 1992),              Director (2002-2006), OAOT, Inc. (ITC
Suite 600                                             J.F. Lehman & Co.**                    Services); and Trustee (since 1992),
Springfield, MA 01115                                 (private investments).                 MassMutual Participation Investors
                                                                                             (closed-end investment company advised
                                                                                             by Babson Capital).

*Mr. Benson has a beneficial ownership interest in the Benson Family Limited Partnership No. 2, which owns 0.86% ($1,124,997 in value) of MassMutual High Yield Partners II LLC and 1.80% ($1,020,153 in value) of Corporate Value Partners Limited, each an investment fund that may be deemed to be controlled by MassMutual.

**MassMutual and its affiliates are limited partners in three private investment funds in which affiliates of J.F. Lehman serve as the general partner and adviser and as such hold a carried interest. During the past two fiscal years MassMutual and its affiliates have paid approximately $296,600 in management fees attributable to the investments in the limited partnerships.

                               INTERESTED TRUSTEES

                           POSITION     OFFICE TERM/        PRINCIPAL         PORTFOLIOS
       NAME (AGE)          WITH THE      LENGTH OF    OCCUPATION(S) DURING    OVERSEEN IN
        ADDRESS              FUND       TIME SERVED        PAST 5 YEARS       FUND COMPLEX   OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
MARTIN T. HART*(70)      Trustee        3 years/2     Private Investor;             2        Director (since 2004), Texas Roadhouse,
                         (since 1991)   years, 10     and President and                      Inc. (operates restaurant chain);
MassMutual Corporate                    months        Director (since 1983),                 Director (since 1999), ValueClick Inc.
Investors                                             H Investment Company                   (internet advertising company);
1500 Main Street                                      LLC (family partnership).              Director (since 2002), Spectranetics
Suite 600                                                                                    Corp. (medical device company); and
Springfield, MA 01115                                                                        Trustee (since 1991), MassMutual
                                                                                             Participation Investors (closed-end
                                                                                             investment company advised by Babson
                                                                                             Capital).


*Mr. Hart owns 0.878% ($1,217,352 in value) of MassMutual High Yield Partners II LLC and 0.90% ($586,936 in value) of MassMutual
 Corporate Value Partners Limited, each an investment fund that may be deemed to be controlled by MassMutual.

                              OFFICERS OF THE TRUST

                           POSITION     OFFICE TERM/                                  PRINCIPAL
       NAME (AGE)          WITH THE      LENGTH OF                               OCCUPATION(S) DURING
        ADDRESS              FUND       TIME SERVED                                  PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLIFFORD M. NOREEN(48)   President      1 year/7     President (since 2005), Vice President (1993-2005) of the Trust; Managing
                                        months       Director (since 2000) of Babson Capital; Managing Director (1996-1999) of
MassMutual Corporate                                 MassMutual; Trustee (since 2005), and President (since 2005), MMCI Subsidiary
Investors                                            Trust and MMPI Subsidiary Trust; and President (since 2005), Vice President
1500 Main Street                                     (1993-2005), MassMutual Participation Investors.
Suite 600
Springfield, MA 01115



STEPHEN L. KUHN (59)    Vice President,  1 year/     Vice President (since 1989), Secretary (since 1980), and Chief Legal Officer
                        Secretary, and   7 months    (since 2003) of the Trust; Senior Vice President (since 1999), Deputy General
MassMutual Corporate    Chief Legal                  Counsel (since 1998), and Secretary (since 2005) of MassMutual; General
Investors               Officer                      Counsel  and Secretary (2000-2006) of Babson Capital; Secretary (since 1998),
1500 Main Street                                     MMCI Subsidiary Trust and MMPI Subsidiary Trust; and Vice President and
Suite 600                                            Secretary (since 1988), and Chief Legal Officer (since 2003), MassMutual
Springfield, MA 01115                                Participation Investors.



JAMES M. ROY(43)         Vice President  1 year/7    Vice President and Chief Financial Officer (since 2005), Treasurer (2003-2005),
                         and Chief       months      and Associate Treasurer (1999-2003) of the Trust; Managing Director (since
MassMutual Corporate     Financial                   2005), and Director (2000-2005) of Babson Capital; Associate Director
Investors                Officer                     (1996-1999) of MassMutual; Trustee (since 2005), Treasurer (since 2005), and
1500 Main Street                                     Controller (2003-2005), MMCI Subsidiary Trust and MMPI Subsidiary Trust; and
Suite 600                                            Vice President and Chief Financial Officer (since 2005), Treasurer (2003-2005),
Springfield, MA 01115                                and Associate Treasurer (1999-2003), MassMutual Participation Investors.

                              OFFICERS OF THE TRUST

                           POSITION     OFFICE TERM/                                  PRINCIPAL
       NAME (AGE)          WITH THE      LENGTH OF                               OCCUPATION(S) DURING
        ADDRESS              FUND       TIME SERVED                                  PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN T. DAVITT, JR.(38)  Comptroller    1 year/7     Comptroller (since 2001) of the Trust; Director (since 2000) of Babson Capital;
                                        months       Associate Director (1997-1999) of MassMutual; Controller (since 2005), MMCI
MassMutual Corporate                                 Subsidiary Trust and MMPI Subsidiary Trust; and Comptroller (since 2001),
Investors                                            MassMutual Participation Investors.
1500 Main Street
Suite 600
Springfield, MA 01115


MELISSA M. LAGRANT(32)   Chief          6 months/    Chief Compliance Officer (since 2006) of the Trust; Managing Director (since
                         Compliance     1 month*     2005) of Babson Capital; Vice President and Senior Compliance Trading Manager
MassMutual Corporate     Officer                     (2003-2005), Loomis, Sayles & Company, L.P.; Assistant Vice President-Business
Investors                                            Risk Management Group (2002-2003), and Assistant Vice President-Investment
1500 Main Street                                     Compliance (2001-2002), Zurich Scudder Investments/Deutsche Asset Management;
Suite 600                                            and Chief Compliance Officer (since 2006), MassMutual Participation Investors.
Springfield, MA 01115


LAURA L. GRANT(33)       Treasurer      1 year/7     Treasurer (since 2005) of the Trust; Associate Director (since 2000) of Babson
                                        months       Capital; and Treasurer (since 2005), MassMutual Participation Investors.
MassMutual Corporate
Investors
1500 Main Street
Suite 600
Springfield, MA 01115

*Melissa LaGrant was elected Chief Compliance Officer by the Board on January 20, 2006 to fill the vacancy created by Mary Ellen
 Wesneski's resignation as Chief Compliance Officer on November 18, 2005.

SHARE OWNERSHIP OF TRUSTEES, NOMINEES AND EXECUTIVE OFFICERS

      Set forth below is information concerning beneficial ownership, as of December 31, 2005, of the Trust's shares by each Trustee, nominee for Trustee, and the Trust's Trustees, nominees for Trustee and Executive Officers as a group.

                          Beneficial Ownership of Trust Shares
                                   December 31, 2005*
      -------------------------------------------------------------------------
        Name of                           Shares                Percentage of
       Individual                      Beneficially               Outstanding
       or Group                           Owned*                 Shares Owned
      -------------------------------------------------------------------------
       D. Benson                           2,500                       **
       M. Brown                            2,000                       **
       D. Glickman                         9,600                     0.11%
       M. Hart                            17,800                     0.20%
       R. Joyal                            3,944                       **
       J. Laughery                         4,834                       **
       C. Norgaard                           796A                      **

       All Trustees, Nominees
       and Executive Officers
       as a Group                         41,474                     0.46%
      -------------------------------------------------------------------------

*This information, not being within the knowledge of the Trust, has been furnished by each nominee, Trustee and executive officer as of December 31, 2005. Beneficial ownership has been determined in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Except as otherwise indicated by footnote, the persons named in the table have sole voting and investment power with respect to all of the shares beneficially owned by them. Fractional shares are not reported.
**Less than one-tenth of one percent not listed.
A Ms. Norgaard has shared voting and investment power with respect to 396 of the shares listed above.

      The table below sets forth information regarding the beneficial ownership*** of the Trust's shares by each Trustee and Nominee based on the market value of such shares as of December 31, 2005.

      DOLLAR RANGES OF SHARES OWNED BY TRUSTEES AND NOMINEES FOR TRUSTEE
      ------------------------------------------------------------------

      Name of                 Dollar Range             Aggregate Dollar Range
      Nominee/                of Shares                of Shares in the Family
      Trustee                 in the Trust             Investment Companies
      -------------------------------------------------------------------------
      D. Benson              $50,001-$100,000              Over $100,000
      M. Brown               $50,001-$100,000              $50,001-$100,000
      R. Crandall            Over $100,000                 Over $100,000
      D. Glickman            Over $100,000                 Over $100,000
      M. Hart                Over $100,000                 Over $100,000
      R. Joyal               Over $100,000                 Over $100,000
      J. Laughery            Over $100,000                 Over $100,000
      C. Norgaard            $10,001-$50,000               $10,001-$50,000
      -------------------------------------------------------------------------
      *** Beneficial ownership has been determined in accordance with Rule
          16a-1(a)(2) under the Exchange Act.

INFORMATION CONCERNING COMMITTEES AND MEETINGS OF THE BOARD OF TRUSTEES

      The Board of Trustees has an Audit Committee, a Joint Transactions Committee, and a Nominating Committee.

      The Audit Committee is comprised exclusively of Trustees who are not "interested persons" of the Trust and operates pursuant to a written Audit Committee Charter, a copy of which is set forth as Appendix A and which is also available on the Trust's website, WWW.BABSONCAPITAL.COM/MCI. The present members of the Audit Committee are Donald E. Benson (Chairman), Martin T. Hart, and Corine T. Norgaard. Each member of the Audit Committee qualifies as an "independent" Trustee under the current listing standards of the New York Stock Exchange (the "Listing Standards") and the rules of the U.S. Securities and Exchange Commission ("SEC"). In accordance with the SEC's rules implementing
Section 407 of the Sarbanes-Oxley Act of 2002 and upon due consideration of the qualifications of each member of the Trust's Audit Committee, the Board designated Mr. Benson as the Trust's Audit Committee Financial Expert.

      In accordance with the standards set forth in the Audit Committee Charter, the Audit Committee is responsible for: financial statement and disclosure oversight matters; matters related to the hiring, retention, and oversight of the Trust's independent accountants; certain accounting and audit related oversight matters; and certain other matters as set forth in the Audit Committee Charter. The Audit Committee also supervises investigations into matters relating to audit function and performs other duties as required by applicable law or regulation. During the twelve months ended December 31, 2005, the Audit Committee held eight meetings.

      The Joint Transactions Committee is comprised of all of the Trust's Trustees who are not "interested persons" of the Trust. This Committee reviews certain joint investment transactions between the Trust and MassMutual. This Committee acts primarily by written consent (eleven consents were executed by Committee members, approving sixteen investments during the past fiscal year.) The Committee also met informally four times during the year in conjunction with the quarterly meetings of the Trust's Board of Trustees (approving seven investments during the past fiscal year).

      The Trust's Nominating Committee currently is comprised of the following
Trustees: Donald E. Benson, Donald Glickman, Martin T. Hart, Jack A. Laughery (Chairman), and Corine T. Norgaard, none of whom is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"). A current copy of the Nominating Committee's Charter can be found on the Trust's website, WWW.BABSONCAPITAL.COM/MCI. This Committee met twice during fiscal year 2005.

      The Nominating Committee is responsible for identifying and nominating individuals to serve as Trustees who are not "interested persons" of the Trust ("independent Trustees"). The Nominating Committee Charter contemplates that all nominees for independent Trustees have a college degree or, in the judgment of the Committee, equivalent business experience. In addition, the Committee may take into account a wide variety of factors in considering Trustee candidates, giving such weight to any individual factor(s) as it deems appropriate, including but not limited to: availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; relevant industry and related experience; educational background; depth and breadth of financial expertise; and an assessment of the candidate's ability, judgment, expertise, reputation, and integrity. In the case of a shareholder recommended candidate, the Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Committee. Different factors may assume greater or lesser significance at particular times, in light of the Board's present composition and the Committee's (or the Board's) perceptions about future issues and needs.

      When the Board has or expects to have a vacancy for an independent Trustee, the Nominating Committee will consider candidates recommended by the Trust's current Trustees; the Trust's officers; the Trust's investment adviser; the Trust's shareholders; and any other source the Committee deems to be appropriate. Shareholders' recommendations to fill vacancies on the Board for independent Trustees must be submitted in accordance with the provisions of the Nominating Committee Charter, which requires that shareholder recommendations be timely received, and contain biographical and other necessary information regarding the candidate that would be required for the Trust to meet its disclosure obligations under the proxy rules. The Nominating Committee will evaluate nominee candidates properly submitted by shareholders in the same manner as it evaluates candidates recommended by other sources.

      During the past fiscal year, the Board of Trustees held five regular meetings (one of which was held by means of a telephone conference call).

TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND TRUSTEES

      Pursuant to the Investment Services Contract between the Trust and Babson Capital (the "Contract"), Babson Capital paid (and will continue to pay) the compensation and expenses of the Trust's officers and of all Trustees of the Trust who were officers or employees of Babson Capital, with the exception of Messrs. Crandall and Kuhn, and Mr. John E. Deitelbaum, whose compensation and expenses were paid (and will continue to be paid) by MassMutual.


      Trustees who are not officers or employees of MassMutual or Babson Capital receive fees of $2,000 for each Trustees' meeting ($1,000 for each meeting conducted by telephone conference call) which they attend and annual Trustees' fees of $12,000. Members of the Audit Committee and Nominating Committee receive an additional fee of $1,000 per meeting attended, including meetings conducted by telephone. Pursuant to a deferred compensation plan, Trustees may defer receipt of their fees until their retirement from the Board or some other time at their election. The aggregate direct remuneration of these Trustees and reimbursement of their out-of-pocket expenses paid by the Trust during the fiscal year ended December 31, 2005 was approximately $162,196.

      The following table discloses the compensation paid to the Trust's independent Trustees (not including reimbursement for out-of-pocket expenses) for the fiscal year ended December 31, 2005. Each of the independent Trustees also serves as a Trustee of one other closed-end investment company, MassMutual Participation Investors, managed by Babson Capital. Ms. Norgaard also serves as a Trustee of two open-end investment companies, MassMutual Premier Funds and MML Series Investment Fund II, both managed by MassMutual, the ultimate parent of Babson Capital. (The Trust, MassMutual Participation Investors, MassMutual Premier Funds, and MML Series Investment Fund II are collectively referred to in the table below as the "Fund Complex"). The Trustees do not receive pension or retirement benefits.

                                                              Total
                                      Aggregate           Compensation
      Name of                        Compensation           from Fund
      Trustee                       from the Trust           Complex
      ------------------------------------------------------------------
      Donald E. Benson                $ 31,000              $ 54,625
      Michael H. Brown                  11,000                18,125
      Donald Glickman                   22,000                37,000
      Martin T. Hart                    31,000                54,625
      Jack A. Laughery                  21,000                35,375
      Corine T. Norgaard                31,000               132,125
      Steven A. Kandarian*               6,000                23,500
                                      --------              --------
      Total                           $153,000              $355,375
                                      ========              ========

*Mr. Kandarian resigned as a Trustee of the Trust, MassMutual Participation Investors and MassMutual Premier Funds in 2005.

                             AUDIT COMMITTEE REPORT

      The Audit Committee oversees the Trust's financial reporting process on behalf of the Board of Trustees and operates under a written Charter adopted by the Board of Trustees. The Audit Committee meets with the Trust's management ("Management") and independent public accountants and reports the results of its activities to the Board of Trustees. Management has the primary responsibility for the financial statements and the reporting process including the system of internal controls. In connection with the Committee's and independent accountant's responsibilities, Management advised that the Trust's financial statements were prepared in conformity with generally accepted accounting principles.

      Accordingly, the Audit Committee has:

          o Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2005 with Management and KPMG LLP, the Trust's independent public accountant;

          o Discussed with KPMG LLP those matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards); and

          o Received the written disclosure and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with KPMG LLP its independence.

            The Audit Committee has also reviewed the aggregate fees billed for professional services rendered by KPMG LLP for 2005 and 2004 and for the Trust and for the non-audit services provided to Babson, and Babson's parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services were compatible with maintaining the principal accountant's independence.

            In reliance on the reviews and discussions referred to above, the Audit Committee presents this Report to the Trust's Board of Trustees and recommends that the Board of Trustees (1) include the December 31, 2005 audited financial statements in the Annual Report to shareholders for the fiscal year ended December 31, 2005, and (2) file such Annual Report with the Securities and Exchange Commission and the New York Stock Exchange.

            The Audit Committee appointed the firm of KPMG LLP as the Trust's auditors of the Trust for the fiscal year ending December 31, 2006, and, in connection therewith, KPMG LLP will prepare all of the Trust's tax returns for the fiscal year ending December 31, 2006.

      SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF TRUSTEES

            DONALD E. BENSON, Audit Committee Chair
            MARTIN T. HART, Audit Committee Member
            CORINE T. NORGAARD, Audit Committee Member

      February 6, 2006

      The Board of Trustees reviewed this Report and approved the audited financial statements for publication in the Trust's Annual Report.

                        THE TRUST'S INDEPENDENT AUDITORS

      KPMG LLP ("KPMG") audited the financial statements of the Trust, Babson Capital, and MassMutual for the fiscal year ended December 31, 2005. KPMG's audit report for the Trust contained no qualifications or modifications. A KPMG representative is expected to be present at the forthcoming Annual Meeting. This representative shall have the opportunity to make a statement if he or she desires to do so, and it is expected that such representative will be available to respond to appropriate questions from shareholders. As noted above, KPMG will audit the Trust's 2006 financial statements and prepare the Trust's 2006 tax return.

                          FEES PAID TO INDEPENDENT AUDITORS
                            (1) Fees Billed to the Trust
            -------------------------------------------------------------
                                       KPMG LLP             KPMG LLP
                                      Year Ended           Year Ended
                                   December 31, 2005    December 31, 2004
                                   -----------------    -----------------

            Audit Fees                  $34,000              $32,500
            Audit-Related Fees            5,200                5,000
            Tax Fees                     32,900               33,500
            All Other Fees                    0                    0
                                       --------              -------
            Total Fees                  $72,100              $71,000
                                       ========              =======


                            (2) Non-Audit Fees Billed to
                            Babson Capital and MassMutual
            -------------------------------------------------------------
                                       KPMG LLP             KPMG LLP
                                      Year Ended           Year Ended
                                   December 31, 2005    December 31, 2004
                                   -----------------    -----------------

            Audit-Related Fees         $1,271,816             $362,400
            Tax Fees                            0                    0
            All Other Fees                      0              400,000
                                       ----------             --------
            Total Fees                 $1,271,816             $762,400
                                       ==========             ========


      The category "Audit Related Fees" reflects fees billed by KPMG for services reasonably related to the audit and tax services rendered to the Trust, Babson Capital, and MassMutual, such as SAS 70 review, a Sarbanes-Oxley Readiness Assessment and agreed upon procedures reports. Preparation of Federal, state and local income tax and compliance work are representative of the fees billed in the "Tax Fees" category. The category "All Other Fees" represents fees billed by KPMG for tax consulting rendered to Babson Capital and MassMutual. The Sarbanes-Oxley Act of 2002 and its implementing regulations allows the Trust's Audit Committee to establish a pre-approval policy for certain services rendered by the Trust's independent accountants. During 2005, the Trust's Audit Committee approved all of the services rendered to the Trust by KPMG and did not rely on such a pre-approval policy for any such services.

      The 2004 fees billed represent final 2004 amounts, which may differ from the preliminary figures available as of the publication date of the Trust's 2005 Proxy Statement and includes, among other things, fees for services that may not have been billed as of the publication date of the Trust's 2005 Proxy Statement, but are now properly included in the 2004 fees billed to the Trust, Babson Capital, and MassMutual.

                               (2) OTHER BUSINESS

      The Board of Trustees knows of no business to be brought before the meeting other than as set forth above. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote proxies on such matters in accordance with their best judgment.

                               INVESTMENT ADVISER

      Babson Capital provides investment management and certain administrative services to the Trust pursuant to the Contract.

      Babson Capital, an SEC registered investment adviser since 1940, currently has over $92 billion in assets under management and provides investment management services to registered investment companies, unregistered investment companies, institutional investors (such as insurance companies, pension plans, endowments, and foundations), and high net worth investors. MassMutual Holding LLC is the direct owner of 100% of the voting shares of Babson Capital. MassMutual owns all of the voting shares of MassMutual Holding LLC. MassMutual and MassMutual Holding LLC are located at 1295 State Street, Springfield, Massachusetts, 01111. Babson Capital has an office at 1500 Main Street in Springfield, Massachusetts, 01115, and its principal office is located at Independence Wharf, 470 Atlantic Avenue, Boston, Massachusetts 02210.

                         CERTAIN ADMINISTRATIVE SERVICES

      MassMutual indirectly provides certain administrative services to the Trust including, but not limited to, accounting services, meeting facilities, legal support, report preparation, and other services provided to Babson Capital, the Trust's investment adviser. MassMutual's principal business address is 1295 State Street, Springfield, MA, 01111.

            SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      The Trust's Trustees and certain officers, investment advisers, certain affiliated persons of the investment advisers, and persons who own more than 10% of any class of outstanding securities of the Trust are required to file forms reporting their affiliation with the Trust and reports of ownership and changes in ownership of the Trust's securities with the SEC and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Trust with copies of all such forms they file. Based solely on a review of these forms furnished to the Trust, the Trust believes that each of its Trustees and relevant officers, Babson Capital, and its relevant affiliated persons have complied with all applicable filing requirements during the Trust's fiscal year ended December 31, 2005, except (i) Michael T. Rollings and David Brennan of Babson Capital each inadvertently filed a late Form 3; and (ii) Mr. Crandall and Mr. Rollings each made one inadvertent untimely transaction report on Form 4 with regard to Trust shares. Additionally, one Form 5 filing was made in 2006 by Ms. Norgaard to disclose an inadvertently unreported 2004 transaction in Trust shares.

                PROPOSALS BY SHAREHOLDERS AND COMMUNICATIONS WITH
                              THE BOARD OF TRUSTEES

      Any Shareholder intending to present a proposal at the Annual Meeting to be held in 2007 who wishes to have such proposal included in the Trust's proxy material for that meeting, should forward the written proposal to the Trust,
Attention: Secretary. Proposals must be received on or before November 1, 2006, to be considered for inclusion in the Trust's proxy material for its 2007 Annual Meeting.

      Pursuant to procedures approved by the Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons of the Trust" as defined in Section 2 (a)(19) of the 1940 Act, Shareholders may mail written communications to the Board by writing the Trust's Chief Financial Officer at the Office of the Trust's investment adviser or by emailing the Trust's Chief Financial Officer at MCIMAILBOX@MASSMUTUAL.COM. When writing to the Trust's Board, Shareholders should identify themselves, the fact that the communication is directed to the Board, and any relevant information regarding their Trust holdings.

                             ADDITIONAL INFORMATION

      Proxies will be solicited by mail and may be solicited in person or by telephone, electronically, or facsimile by officers of the Trust. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Trust's officers in person, by telephone or by facsimile will be borne by the Trust. In addition, the Trust may retain an outside firm to solicit proxies, which would involve additional expenses, payable by the Trust. If the Trust does retain such an outside firm, the anticipated cost would be approximately $16,000. The Trust will reimburse banks, brokers, and other persons holding the Trust's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares, which reimbursement will not be submitted to a vote of the Trust's Shareholders.

      The Trust will arrange for at least one Trustee to attend its 2006 Annual Meeting of Shareholders; encourages all of its Trustees to attend its Annual Meetings of Shareholders; and will endeavor to arrange Annual Meetings of Shareholders on the same date as a Board of Trustees meeting to facilitate such attendance. Six of the Trust's Trustees attended the April 22, 2005 Annual Meeting.

      If any Shareholders desire additional information about the matters proposed for action, management will be glad to hear from them and to provide further information.

                                  ANNUAL REPORT

      THE ANNUAL REPORT OF THE TRUST FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005, INCLUDING FINANCIAL STATEMENTS, A SCHEDULE OF THE TRUST'S INVESTMENTS AS OF SUCH DATE AND OTHER DATA, WAS MAILED ON OR ABOUT MARCH 1, 2006, TO ALL SHAREHOLDERS OF RECORD. ANY SHAREHOLDER MAY REQUEST A COPY OF THE ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT, WHICH WILL BE FURNISHED WITHOUT CHARGE, BY CALLING (TOLL-FREE) THE TRUST'S TRANSFER AGENT, SHAREHOLDER FINANCIAL SERVICES, INC., AT 1-800-647-7374.


                                                   By order of the
                                                   Board of Trustees,

                                                   /s/ Stephen L. Kuhn
                                                   ---------------------------
                                                   Stephen L. Kuhn
                                                   Vice President and Secretary

1500 Main Street
Springfield, Massachusetts 01115
March 1, 2006

                                   APPENDIX A
                         MassMutual Corporate Investors
                           Section B - Fund Governance
                          MMCI Audit Committee Charter
                          ----------------------------

                             Adopted April 28, 2000
                       Amended and Restated July 15, 2005,
                       As Further Amended January 20, 2006

1. COMPOSITION.

      (a) The Audit Committee (the "Committee") shall be composed of not less than three Trustees who are elected by a majority of the full Board of Trustees. Each Committee member shall be:

            (i)   a member of the Trust's Board of Trustees;

            (ii) an independent Trustee as defined by the applicable rules of the New York Stock Exchange (the "NYSE") and the Investment Company Act of 1940, as amended;

            (iii) financially literate as such qualification is interpreted by the Trust's Board of Trustees, or become financially literate within a reasonable period of time after his or her appointment to the Committee; and

            (iv) at least one member of the Committee shall possess accounting or related financial management expertise as determined by the business judgment of the Trust's Board of Trustees.

      (b) The Trust's Board of Trustees shall determine whether at least one member of the Committee is an audit committee financial expert ("the Audit Committee Financial Expert") under applicable U.S. Securities and Exchange Commission rules. The Trust's Audit Committee Financial Expert is not an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act. The designation of a member of the Committee as an Audit Committee Financial Expert does not: (i) impose on that member any duties, obligations or liability that are greater than the duties, obligations and liability imposed on that member as a member of the Committee and Board of Trustees; and (ii) affect the duties, obligations or liability of any other member of the Committee or Board of Trustees.

2. PURPOSES.

The Committee's role is one of oversight. The Trust's adviser/management is responsible for the preparation, presentation and integrity of the Trust's financial statements and maintenance of appropriate systems for accounting and internal control. The Trust's Independent Registered Public Accounting Firm (the "Independent Accountants") are responsible for planning and conducting proper audits and reviews of the Trust's financial statements including gaining an understanding of the internal controls to determine their sufficiency for relying on the financial statements. Each member of the Committee shall be entitled to rely on the accuracy of the financial and other information provided, and the representations made, to the Committee by the Trust's Independent Accountants, its management and its investment adviser (including the adviser's internal auditor) or its affiliates.

The Committee assists the Board of Trustees in its oversight of the:

      (a) integrity, quality and objectivity of the Trust's financial statements and its accounting and financial reporting policies and practices;

      (b) soundness of the Trust's systems of internal controls regarding finance and accounting compliance;

      (c)   independence and qualifications of the Trust's Independent
            Accountants;

      (d) performance of the Adviser's limited internal audit coverage of the Trust; and

      (e) Trust's compliance with audit and accounting related legal and regulatory requirements including, but not limited to, requirements related to any codes of ethics adopted pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 and matters referred to under the heading "Legal and Compliance Matters" of this Charter.

3. AUTHORITY.

To carry out its purposes, the Committee shall have the following powers and, to the extent imposed by applicable law or regulation, duties:

Financial Statement and Disclosure Matters

      (a) to review and discuss the Trust's annual financial statements with its adviser/management and the Independent Accountants, including matters required to be discussed by SAS 61, as amended, or any successor or corollary accounting pronouncements;

      (b) to review and discuss the Trust's quarterly financial statements with the Trust's adviser/management and with the Trust's Independent Accountants (at such time as such quarterly financial statements are required to be audited or reviewed by the Independent Accountants);

      (c) to review and discuss the Trust's press releases, as well as financial information and earnings guidance provided to analysts and rating agencies (including, but not limited to, net asset value and distributions) with the Trust's management;

      (d) to meet with the Trust's management, Independent Accountants, or the adviser's internal auditors, including private meetings as necessary or appropriate, to review any material issues regarding accounting principles and financial statement presentations, including any significant changes in the Trust's selection or application of accounting principles, and major issues as to the adequacy of the Trust's internal controls and any special audit procedures adopted in light of material control deficiencies, if any. Such reviews may consider:

            (1) all critical accounting policies and practices to be used by the Trust;

            (2) significant financial reporting issues and judgments made in connection with the preparation of the Trust's financial statements, including any alternative accounting or disclosure treatments that have been discussed with the Trust's adviser/management; and

            (3) any other material communications between the Independent Accountants and the Trust's adviser/management.

      (e) to review any reported audit problems or other difficulties (including, but not limited to, any fraud, whether or not material, encountered during the course of the audit process) and the adviser/management's responses thereto with the Trust's Independent Accountants;

      (f) to resolve any reported disagreements between the Trust's Independent Accountants and its adviser/management regarding financial reporting;

      (g) to discuss the independent accountants' report on the Trust's system of internal control required to be filed with its Form N-SAR;

Matters Related to Oversight of the Trust's Relationship with its Independent Accountants

      (h) to appoint or replace the Trust's Independent Accountants (subject to shareholder ratification, if applicable) and, in connection therewith, have the sole authority to approve the relevant engagement letter and audit engagement fees and terms as well as significant non-audit engagements with the Independent Accountants;

      (i) to approve, in advance, all audit and non-audit services that are not specifically prohibited pursuant to applicable law or regulation provided by the Trust's Independent Accountants to the Trust, and all non-audit services provided to the Trust's investment adviser (and its affiliates) where the nature of the services provided have a direct impact on the operations or financial reporting of the Trust, provided that, no such advance approval shall be required for non-audit services provided pursuant to pre-approval policies as may be adopted by the Committee or are otherwise legally permissible without the Committee's approval;

      (j) to meet with the Trust's Independent Accountants, including private meetings, as necessary (i) to review the arrangements for, and scope of, the annual audit and any special audits, agreed upon procedures or limited reviews; (ii) to discuss any matters of concern brought to their attention relating to the Trust's financial statements, including any adjustments to such statements recommended by the Independent Accountants, or other results of said audit(s); (iii) to consider the Independent Accountants' comments with respect to the Trust's financial policies, procedures and internal accounting controls and its adviser/management's responses thereto; and (iv) to review the form of opinion the Independent Accountants propose to render to the Board of Trustees and shareholders;

      (k) to review, at least annually, the qualifications, performance and independence of the Trust's Independent Accountants. In conducting each annual review the Committee may:

            (1) obtain and review a report by the Trust's Independent Accountants describing:

                  (i) the Independent Accounting firm's internal quality control procedures;

                  (ii) any material issues raised by the most recent internal quality control review or peer review of the Independent Accounting Firm, or by any inquiry or investigation by governmental or professional authorities, within the past five years, respecting one or more independent audits carried out by the Independent Accounting Firm, and any steps taken to deal with any such issues; and

                  (iii) all relationships between the Independent Accountants and the Trust and its investment adviser and affiliates thereof.

            (2) consider the rotation of the lead audit and review partners, or the Independent Accounting Firm itself;

            (3) receive from the Trust's Independent Accountants specific representations regarding their independence consistent with Independent Standards Board Standard No.1, as amended, or any corollary pronouncements, and discuss with the Trust's Independent Accountants any relationships or services that may impact their objectivity or independence; and

            (4) present any observations or conclusions with respect to the Independent Accountants to the Trust's Board of Trustees.

Legal and Compliance Matters

      (l) to review periodically with the Trust's legal counsel, including legal counsel retained by the Committee (if any), any legal matter that could have a material impact on, or related to, the Trust's financial statements;

      (m) to review and approve the Committee reports required to be included in the Trust's annual Proxy Statement;

      (n) to receive the Trust's other filings with the SEC under the Securities and Exchange Act of 1934 including, but not limited to, the Trust's principal executive officer and principal financial officer disclosures concerning (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Trust's ability to record, process, summarize and report financial data; and (ii) any fraud, whether or not material, that involves its adviser/management or other employees who have a significant role in the Trust's internal controls, and to take such actions as are deemed appropriate in connection therewith;

      (o) to receive an update regarding any material inquiries from regulatory entities and the results, if applicable, or current status of, any regulatory examinations of the Trust, its investment adviser or its affiliates that raises material issues regarding the Trust's financial statements, results of operations, accounting policies or internal controls; and

      (p) to establish procedures for: (i) the receipt, retention and treatment of complaints received by the Trust regarding accounting, internal controls or auditing matters and (ii) the confidential, anonymous submission by the Trust's officers and its investment adviser's employees of concerns regarding questionable accounting, internal controls or auditing matters related to the Trust.

4. MEETINGS AND OPERATING MATTERS.

The Committee:

      (a) shall report its activities to the full Board of Trustees on a regular basis and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate;

      (b) shall keep written minutes of its meetings, which minutes shall be maintained with the Trust's books and records;

      (c) shall meet as often as required by law and is empowered to hold special meetings as circumstances require;

      (d) shall schedule and meet periodically in executive session with the Trust's adviser/management, Independent Accountants, internal auditors and legal counsel, including legal counsel retained by the Committee (if any);

      (e) may form and delegate authority to subcommittees or individual members when appropriate;

      (f) shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain the Trust's Independent Accountants, special counsel and other experts or consultants at the expense of the Trust;

      (g)   may perform a review and evaluation of the Committee's performance;

      (h) may review this charter and recommend any changes to the full Board of Trustees; and

      (i) may, notwithstanding the Committee's authority and responsibility as outlined above, perform such additional activities, and consider such other matters, within the scope of its purpose, as stated above, as the Committee of the Board of Trustees deems appropriate.

MASSMUTUAL CORPORATE INVESTORS
C/O  BABSON CAPITAL MANAGEMENT LLC
1500 MAIN STREET SUITE 600
SPRINGFIELD, MA 01115

                                              To vote by Mail

                                              1) Read the Proxy Statement.
                                              2) Check the appropriate boxes on
                                                 the reverse side.
                                              3) Sign and date the proxy card
MASSMUTUAL CORPORATE INVESTORS                   below.
THIS PROXY IS SOLICITED ON BEHALF             4) Return the proxy card in the
OF THE BOARD OF TRUSTEES                         envelope provided.


The undersigned hereby appoints Stephen L. Kuhn and James M. Roy, and each of them, attorneys and proxies of the undersigned, with power of substitution to vote all shares of MassMutual Corporate Investors (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 21, 2006, at 2:00 p.m. Eastern time, and at any adjournments thereof (the "Annual Meeting").

THIS PROXY WILL BE VOTED ON ITEM (1) IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THIS CARD, AND IN THE ABSENCE OF INSTRUCTIONS THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE FOR ITEM (1).

THIS PROXY WILL BE VOTED ON ITEM (2) IN THE SOLE AND ABSOLUTE DISCRETION OF THE PROXY, AND IN THE ABSENCE OF INSTRUCTIONS, THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE ON A MATTER RAISED PURSUANT TO ITEM (2).

                              Address
                              changes:
                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------

                                       (If you noted any address changes above,
                                        please mark corresponding box on other
                                                       side.)

                                       Date
                                            ------------------------------------

                        Signature(s)(if held jointly)       (Please sign in box)

                        Please sign exactly as your name or names appear. When signing as joint tenant, all parties to the joint tenancy should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                                                      MMCI 06 KW

                         MASSMUTUAL CORPORATE INVESTORS

Please fill in box(es) as shown using black or blue ink or number 2 pencil. X PLEASE DO NOT USE FINE POINT PENS.

1. Election of Trustees                                   For  Withhold  For All
                                                          All    All     Except*
   Nominees for election: (01) Roger W. Crandall and
   (02) Martin T. Hart as Trustees for three-year terms,   0      0        0
   and until their respective successors are duly elected and qualified.

  *To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

2. The proxies are to vote on any other business that may properly come before the Annual Meeting. The proxies are hereby authorized to vote on any other business in their sole and absolute discretion.

                                                             YES      NO

      Please indicate if you plan to attend this meeting.     0        0


For address changes, please check this box and write them
on the reverse side of this card where indicated.                      0



              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.


                                                                      MMCI 06 KW